As filed with the Securities and Exchange Commission on December 31, 2007

File No.  811-05028

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement Under the Investment Company Act of 1940	☒

Amendment No. 159	☒

PIMCO Funds

(Exact Name of Registrant as Specified in Charter)

840 Newport Center Drive

Newport Beach, California 92660

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including area code:

(866) 746-2606

Robert W. Helm, Esq. Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006	Ernest L. Schmider Pacific Investment Management Company LLC 840 Newport Center Drive Newport Beach, California 92660

(Name and Address of Agent for Service)

It is intended that this filing will become effective immediately upon filing in accordance with Section 8 of the Investment Company Act of 1940 and the rules thereunder.

EXPLANATORY NOTE

This Amendment No. 159 to the Registration Statement of PIMCO Funds (the "Trust" or the "Registrant") on Form N-1A (File No. 811-05028) (the "Registration Statement") is being filed to amend and supplement and make other non-material changes to the Trust's Amendment No. 153 under the Investment Company Act of 1940, as amended (the "1940 Act"), filed on June 29, 2007, as pertaining to the Real Return Portfolio, a series of the Trust's Private Account Portfolio Series. This amendment does not affect the currently effective Offering Memorandum and Offering Memorandum Supplement as it relates to other series of the Trust's Private Account Portfolio Series.

The shares of beneficial interest in the Private Account Portfolio Series are not registered under the Securities Act of 1933, as amended (the "1933 Act") because such shares will be issued by the Registrant solely in private placement transactions that do not involve any "public offering" within the meaning of the 1933 Act. Shares of the Private Account Portfolio Series may be purchased only by clients of Pacific Investment Management Company LLC who maintain separately managed private accounts, and who are also "accredited investors," as defined in Regulation D under the 1933 Act, and either (i) "qualified purchasers," as defined for purposes of Section 3(c)(7) of the 1940 Act, or (ii) "qualified institutional buyers," as defined in Rule 144A(a)(1) under the 1933 Act. Shares of the Private Account Portfolio Series may also be purchased by certain investors outside of the United States consistent with applicable regulatory requirements. This Amendment is not an offer to sell, or a solicitation of any offer to buy, any security to the public within the meaning of the 1933 Act.

PIMCO FUNDS

PRIVATE ACCOUNT PORTFOLIO SERIES

Amendment dated December 31, 2007 to the
Offering Memorandum dated June 29, 2007

Disclosure Relating to the Real Return Portfolio

Effective immediately, Mihir Worah is replacing John B. Brynjolfsson as portfolio manager to the Real Return Portfolio.

Therefore, effective immediately, the section of the table in the "Management of the Portfolios-Individual Portfolio Managers" section of the Offering Memorandum providing information with respect to John B. Brynjolfsson's management of the Real Return Portfolio is deleted, and is replaced by the following:

Portfolio	Portfolio Manager	Since	Recent Professional Experience
Real Return	Mihir Worah	12/07	Executive Vice President, PIMCO. Mr. Worah is a Portfolio Manager and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team.

Investors Should Retain This Amendment For Future Reference

PIMCO FUNDS

PRIVATE ACCOUNT PORTFOLIO SERIES

Amendment dated December 31, 2007 to the
Offering Memorandum Supplement dated June 29, 2007

Disclosure Relating to the Real Return Portfolio

Effective immediately, Mihir Worah is replacing John B. Brynjolfsson as portfolio manager to the Real Return Portfolio.

Therefore, effective immediately, the section of the table on page 59, including footnote 1 thereto, in the subsection titled "Portfolio Managers-Other Accounts Managed," providing information with respect to John B. Brynjolfsson's management of the Real Return Portfolio is deleted, and is replaced by the following:

	Total Number of Accounts	Total Assets of All Accounts (in $ millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $ millions)
Worah[1]
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	10	$2,134	0	N/A
Other Accounts	32	$9,325	9	$1,008

1

Mr. Worah manages the Real Return Portfolio, which has $1.0 billion in assets under management. Prior to December 31, 2007, Mr. John B. Brynjolfsson managed the Real Return Portfolio.  Information pertaining to registered investment companies, other pooled investment vehicles and other accounts managed by Mr. Worah is as of October 31, 2007.

In addition, in the paragraph immediately preceding the above table, the following sentence is added to the end of the paragraph to clarify that the information relating to Mr. Worah is as of October 31, 2007:

Information pertaining to accounts managed by Mr. Worah is as of October 31, 2007.

Further, effective immediately, the section of the table on page 64, in the subsection titled "Portfolio Managers-Securities Ownership," providing information with respect to John B. Brynjolfsson's ownership of portfolio securities is deleted, and is replaced by the following:

Worah[3]	Real Return	None

3 As of December 31, 2007, Mr. Mihir Worah manages the Real Return Portfolio. As of October 31, 2007, Mr. Worah did not own any shares in the Real Return Portfolio. Prior to December 31, 2007, Mr. John B. Brynjolfsson managed the Real Return Portfolio.

All portions of the Offering Memorandum Supplement relating to the Real Return Portfolio are incorporated herein by reference. Audited financial statements for the Real Return Portfolio, as of March 31, 2007, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated by reference solely from the Real Return Portfolio's March 31, 2007 Annual Report. Unaudited financial statements for the Real Return Portfolio, as of September 30, 2007, are incorporated by reference from the Real Return Portfolio's September 30, 2007 Semi-Annual Report. The Real Return Portfolio's unaudited financial statements include all adjustments, consisting of normal recurring adjustments, that PIMCO considers necessary for a fair presentation of such information.

This amendment does not incorporate by reference those portions of the Offering Memorandum Supplement relating to portfolios other than the Real Return Portfolio. In addition, this amendment does not incorporate by reference audited or unaudited financial statements, or notes or reports thereon, relating to other portfolios.

Investors Should Retain This Amendment For Future Reference

PART C. OTHER INFORMATION

Item 23. Exhibits

(a	)	(1)	Declaration of Trust of Registrant /7/

		(2)	Amended and Restated Declaration of Trust Dated March 31, 2000 /37/

		(3)	Amendment to the Declaration of Trust dated February 25, 1992 /37/

		(4)	Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated February 24, 1998 /37/

		(5)	Establishment and Designation of Series of Shares of Beneficial Interest Relating to Long Duration Fund dated September 11, 1998/37/

		(6)	Establishment and Designation of Series of Shares of Beneficial Interest Relating to Low Duration Municipal Bond, California Intermediate Municipal Bond and New York Intermediate Municipal Bond Funds dated May 25, 1999 /37/

		(7)	Establishment and Designation of Series of Shares of Beneficial Interest Relating to the PIMCO Private Account Portfolios dated September 13, 1999 /37/

		(8)	Amended Designation of One Existing Series Relating to Short Duration Municipal Income Fund dated August 31, 1999 /37/

		(9)	Establishment and Designation of Series of Shares of Beneficial Interest Relating to the Real Return Bond Portfolio dated October 8, 1999 /37/

		(10)	Amended Designation of Series Relating to the U.S. Government Sector, U.S. Government Sector II, Mortgage, Mortgage II, Investment Grade Corporate, Select Investment, High Yield, International and Emerging Markets Portfolios dated October 8, 1999 /37/

		(11)	Establishment and Designation of Series of Shares of Beneficial Interest Relating to Investment Grade Corporate Bond Fund dated January 6, 2000 /37/

		(12)	Establishment and Designation of Series of Shares of Beneficial Interest Relating to Municipal Sector Portfolio dated February 22, 2000 /37/

		(13)	Form of Establishment and Designation of Series of Shares of Beneficial Interest Relating to the Convertible Bond Fund /10/

		(14)	Re-Designation of Series of Shares of Beneficial Interest Relating to the Convertible Fund dated February 22, 2000 /37/

		(15)	Re-Designation of Series of Shares of Beneficial Interest Relating to the New York Municipal Bond Fund dated May 16, 2000 /37/

		(16)	Establishment and Designation of Series of Shares of Beneficial Interest Relating to PIMCO California Municipal Bond Fund and PIMCO Short-Term Emerging Markets Portfolio dated May 16, 2000 /37/

		(17)	Establishment and Designation of Series of Shares of Beneficial Interest Relating to PIMCO European Convertible Fund, PIMCO Asset-Backed Securities Portfolio and PIMCO Asset-Backed Securities Portfolio II dated August 22, 2000 /37/

		(18)	Establishment and Designation of Series of Shares of Beneficial Interest Relating to the Real Return Fund II and Real Return Asset Fund May 22, 2001 /37/

(19)	Establishment and Designation of Series of Shares of Beneficial Interest Relating to the PIMCO CommodityRealReturn Strategy Fund dated February 26, 2002 /37/

(20)	Establishment and Designation of Series of Shares of Beneficial Interest Relating to the StocksPLUS Total Return Fund and PIMCO All Asset Fund dated May 28, 2002 /37/

(21)	Establishment and Designation of Advisor Class and Class R dated November 19, 2002 /37/

(22)	Establishment and Designation of Series of Shares of Beneficial Interest Relating to the PIMCO All Asset Fund dated February 25, 2003 /37/

(23)	Establishment and Designation of Series of Shares of Beneficial Interest Relating to the PIMCO Diversified Income Fund dated May 27, 2003 /37/

(24)	Establishment and Designation of Additional Classes of Shares of Beneficial Interest Relating to the StocksPLUS Total Return Fund dated May 27, 2003 /37/

(25)	Establishment and Designation of Additional Series of Shares of Beneficial Interest Relating to the PIMCO All Asset All Authority Fund, PIMCO European StocksPLUS TR Strategy Fund, PIMCO Far East (ex-Japan) StocksPLUS TR Strategy Fund, PIMCO International StocksPLUS TR Strategy Fund, PIMCO Japanese StocksPLUS TR Strategy Fund, PIMCO RealEstateRealReturn Strategy Fund, PIMCO StocksPLUS Municipal-Backed Fund and PIMCO StocksPLUS Short Strategy Fund dated August 19, 2003 /37/

(26)	Establishment and Designation of Series of Shares of Beneficial Interest Relating to the PIMCO Foreign Bond Fund (Unhedged) dated February 24, 2004 /37/

(27)	Establishment and Designation of Series of Shares of Beneficial Interest Relating to the PIMCO Floating Income Fund dated May 25, 2004 /37/

(28)	Establishment and Designation of Series of Shares of Beneficial Interest Relating to the PIMCO Developing Local Markets Fund, PIMCO Fundamental IndexPLUS Fund and PIMCO Fundamental IndexPLUS TR Fund dated February 23, 2005 /37/

(29)	Establishment and Designation of Series of Shares of Beneficial Interest Relating to the PIMCO Small Cap StocksPLUS TR Fund December 16, 2005 /37/

(30)	Establishment and Designation of Series of Shares of Beneficial Interest Relating to the PIMCO High Yield Municipal Bond Fund dated April 18, 2006 /29/

(31)	Establishment and Designation of Series of Shares of Beneficial Interest Relating to the PIMCO California Short Duration Municipal Income Fund, PIMCO Extended Duration Fund and PIMCO Long Duration Total Return Fund dated May 22, 2006 /30/

(32)	Establishment and Designation of Series of Shares of Beneficial Interest Relating to the PIMCO International StocksPLUS TR Strategy Fund (Unhedged) dated August 15, 2006 /32/

	(33)	Amended Designation of One Existing Series of Shares of Beneficial Interest Relating to the Redesignation of the PIMCO International StocksPLUS TR Strategy Fund to the PIMCO International StocksPLUS TR Strategy Fund (U.S. Dollar-Hedged) dated October 1, 2006 /32/

	(34)	Establishment and Designation of Series of Shares of Beneficial Interest Relating to the PIMCO Developing World Bond Fund dated October 5, 2006 /33/

(35)

Amended Designation of One Existing Series of Shares of Beneficial Interest Relating to the Redesignation of the PIMCO Developing World Bond Fund to the PIMCO Emerging Local Bond Fund dated November 14, 2006 /33/

	(36)	Establishment and Designation of Series of Shares of Beneficial Interest Relating to the PIMCO Income Fund dated November 14, 2006 /34/

	(37)	Establishment and Designation of Series of Shares of Beneficial Interest Relating to the PIMCO StocksPLUS® Long Duration Fund dated May 22, 2007 /36/

	(38)	Amended Designation of One Existing Series of Shares of Beneficial Interest Relating to the Redesignation of the PIMCO Real Return Bond Portfolio to the PIMCO Real Return Portfolio dated May 11, 2007 /37/

	(39)	Amended Designation of One Existing Series of Shares of Beneficial Interest Relating to the Redesignation of the PIMCO Short-Term Emerging Markets Portfolio to the PIMCO Developing Local Markets Portfolio dated May 11, 2007 /37/

	(40)	Amended Designation of One Existing Series of Shares of Beneficial Interest Relating to the Redesignation of the PIMCO Total Return Mortgage Fund to the PIMCO Mortgage-Backed Securities Fund dated May 22, 2007 /37/

	(41)	Establishment and Designation of Series of Shares of Beneficial Interest Relating to the PIMCO RealRetirement 2010 Fund, PIMCO RealRetirement 2020 Fund PIMCO RealRetirement 2030 Fund, PIMCO RealRetirement 2040 Fund; PIMCO RealRetirement 2050 Fund, PIMCO Fundamental Advantage Total Return Strategy Fund and PIMCO Fundamental Advantage Tax Efficient Strategy Fund /38/

(b)	Form of By-Laws of Registrant/7/

(c)	Not applicable

(d)	(1)	Form of Investment Advisory Contract/7/

	(2)	Form of Amendment to Investment Advisory Contract/7/

	(3)	Form of Supplement to Investment Advisory Contract Relating to StocksPLUS Short Strategy Fund/2/

	(4)	Supplement to Investment Advisory Contract Relating to Balanced Fund/3/

	(5)	Form of Supplement to Investment Advisory Contract Relating to Global Bond Fund II/5/

	(6)	Form of Supplement to Investment Advisory Contract Relating to Real Return Bond Fund/5/

	(7)	Form of Supplement to Investment Advisory Contract Relating to Low Duration Mortgage Fund, Total Return Mortgage Fund, Emerging Markets Bond Fund, and Emerging Markets Bond Fund II/6/

	(8)	Form of Supplement to Investment Advisory Contract Relating to Municipal Bond Fund /8/

	(9)	Form of Supplement to Investment Advisory Contract Relating to Long Duration Fund/9/

	(10)	Form of Supplement to Investment Advisory Contract Relating to Convertible Fund/11/

	(11)	Form of Supplement to Investment Advisory Contract Relating to Low Duration Municipal Bond, California Intermediate Municipal Bond and New York Municipal Bond Funds/13/

(12)	Form of Supplement to Investment Advisory Contract Relating to PIMCO Private Account Portfolios/14/

(13)	Form of Investment Advisory Contract/15/

(14)	Form of Supplement to Investment Advisory Contract Relating to PIMCO California Municipal Bond Fund and PIMCO Short-Term Emerging Markets Portfolio/15/

(15)	Form of Supplement to Investment Advisory Contract Relating to Loan Obligation Fund/16/

(16)	Form of Supplement to Investment Advisory Contract Relating to PIMCO European Convertible Fund/17/

(17)	Form of Supplement to Investment Advisory Contract Relating to PIMCO Asset-Backed Securities Portfolio and PIMCO Asset-Backed Securities Portfolio II/17/

(18)	Form of Supplement to Investment Advisory Contract Relating to the Real Return Fund II and Real Return Asset Fund/18/

(19)	Form of Supplement to Investment Advisory Contract Relating to the PIMCO All Asset Fund, PIMCO CommodityRealReturn Strategy Fund and PIMCO StocksPLUS Total Return Fund/20/

(20)	Form of Asset Allocation Sub-Advisory Agreement Relating to the PIMCO All Asset Fund/20/

(21)	Form of Supplement to Investment Advisory Contract Relating to PIMCO Diversified Income Fund/22/

(22)	Form of Amended and Restated Investment Advisory Contract/23/

(23)	Form of Asset Allocation Sub-Advisory Agreement Relating to the PIMCO All Asset All Authority Fund/24/

(24)	Form of Amended and Restated Investment Advisory Contract Relating to the PIMCO Foreign Bond Fund (Unhedged)/25/

(24)	Form of Amended and Restated Investment Advisory Contract Relating to the PIMCO Floating Income Fund/25/

(25)	Form of Amended and Restated Investment Advisory Contract Relating to the PIMCO Developing Local Markets Fund, PIMCO Fundamental IndexPLUS Fund and PIMCO Fundamental IndexPLUS TR Fund/27/

	(26)	Form of Amended and Restated Investment Advisory Contract Relating to the PIMCO Small Cap StocksPLUS TR Fund/28/

	(27)	Form of Amended and Restated Investment Advisory Contract Relating to the PIMCO High Yield Municipal Bond Fund/29/

	(28)	Form of Amended and Restated Investment Advisory Contract Relating to the PIMCO California Short Duration Municipal Income Fund, PIMCO Extended Duration Fund and PIMCO Long Duration Total Return Fund/30/

	(29)	Form of Sub-Advisory Agreement relating to the Fundamental IndexPLUS Fund and Fundamental IndexPLUS TR Fund/31/

	(30)	Form of Amended and Restated Investment Advisory Contract Relating to the PIMCO International StocksPLUS TR Strategy Fund (Unhedged)/32/

	(31)	Form of Amended and Restated Investment Advisory Contract Relating to the PIMCO Emerging Local Bond Fund/33/

	(32)	Supplement to Amended and Restated Investment Advisory Contract Relating to the PIMCO Income Fund/34/

	(33)	Supplement to Amended and Restated Investment Advisory Contract Relating to the PIMCO StocksPLUS® Long Duration Fund /36/

(e)	(1)	Form of Amended and Restated Distribution Contract/12/

	(2)	Form of Supplement to Amended and Restated Distribution Contract Relating to Low Duration Municipal Bond, California Intermediate Municipal Bond and New York Intermediate Municipal Bond Funds/13/

	(3)	Form of Japan Dealer Sales Contract/12/

	(4)	Form of Supplement to Amended and Restated Distribution Contract Relating to PIMCO Private Account Portfolios/14/

	(5)	Form of Distribution Contract/16/

	(6)	Form of Supplement to Distribution Contract Relating to PIMCO California Municipal Bond Fund and PIMCO Short-Term Emerging Markets Portfolio/16/

	(7)	Form of Supplement to Distribution Contract Relating to PIMCO European Convertible Fund/17/

	(8)	Form of Supplement to Distribution Contract Relating to PIMCO Asset-Backed Securities Portfolio and PIMCO Asset-Backed Securities Portfolio II/17/

	(9)	Form of Supplement to Distribution Contract Relating to the Real Return Fund II and Real Return Asset Fund /18/

	(10)	Form of Supplement to Distribution Contract Relating to the PIMCO All Asset Fund, PIMCO CommodityRealReturn Strategy Fund and PIMCO StocksPLUS Total Return Fund/20/

	(11)	Form of Distribution Contract/21/

	(12)	Form of Supplement to Distribution Contract Relating to the PIMCO Diversified Income Fund/22/

	(13)	Form of Supplement to Distribution Contract Relating to the PIMCO All Asset All Authority Fund, PIMCO European StocksPLUS TR Strategy Fund, PIMCO Far East (Ex-Japan) StocksPLUS TR Strategy Fund, PIMCO International StocksPLUS TR Strategy Fund, PIMCO Japanese StocksPLUS TR Strategy Fund, PIMCO RealEstateRealReturn Strategy Fund, PIMCO StocksPLUS Municipal-Backed Fund and PIMCO StocksPLUS Short Strategy Fund/23/

	(14)	Form of Distribution Contract Relating to the PIMCO Foreign Bond Fund (Unhedged)/25/

	(15)	Form of Distribution Contract Relating to the PIMCO Floating Income Fund/25/

	(16)	Form of Distribution Contract Relating to the PIMCO Developing Local Markets Fund, PIMCO Fundamental IndexPLUS Fund and PIMCO Fundamental IndexPLUS TR Fund/27/

	(17)	Form of Distribution Contract Relating to the PIMCO Small Cap StocksPLUS TR Fund/28/

	(18)	Form of Distribution Contract Relating to the PIMCO High Yield Municipal Bond Fund/29/

	(19)	Form of Distribution Contract Relating to the PIMCO California Short Duration Municipal Income Fund, PIMCO Extended Duration Fund and PIMCO Long Duration Total Return Fund/30/

	(20)	Form of Distribution Contract Relating to the PIMCO International StocksPLUS TR Strategy Fund (Unhedged)/32/

	(21)	Form of Distribution Contract Relating to the PIMCO Emerging Local Bond Fund/33/

	(22)	Supplement to Distribution Contract Relating to the PIMCO Income Fund/34/

	(23)	Supplement to Distribution Contract Relating to the PIMCO StocksPLUS® Long Duration Fund /36/

(f)	Not applicable

(g)	Form of Custody and Investment Accounting Agreement/12/

(h)	(1)	Form of Amended and Restated Administration Agreement/8/

	(2)	Form of Supplement to Amended and Restated Administration Agreement relating to Long Duration Fund/9/

	(3)	Form of Supplement to Amended and Restated Administration Agreement Relating to Convertible Bond Fund/11/

	(4)	Form of Supplement to Amended and Restated Administration Agreement Relating to Class J and Class K Shares/12/

	(5)	Form of Supplement to Amended and Restated Administration Agreement Relating to Low Duration Municipal Bond, California Intermediate Municipal Bond and New York Intermediate Municipal Bond Funds/13/

	(6)	Form of Supplement to Amended and Restated Administration Agreement Relating to PIMCO Private Account Portfolios/14/

	(7)	Form of Second Amended and Restated Administration Agreement/16/

	(8)	Form of Supplement to Second Amended and Restated Administration Agreement Relating to PIMCO California Municipal Bond Fund and PIMCO Short-Term Emerging Markets Portfolio/16/

	(9)	Form of Supplement to Second Amended and Restated Administration Agreement Relating to Loan Obligation Fund/16/

	(10)	Form of Supplement to Second Amended and Restated Administration Agreement Relating to PIMCO European Convertible Fund/17/

	(11)	Form of Supplement to Second Amended and Restated Administration Agreement Relating to PIMCO Asset-Backed Securities Portfolio and PIMCO Asset-Backed Securities Portfolio II/17/

	(12)	Form of Supplement to Second Amended and Restated Administration Agreement Relating to the Real Return Fund II and Real Return Asset Fund /18/

	(13)	Form of Supplement to Second Amended and Restated Administration Agreement Relating to the PIMCO All Asset Fund, PIMCO CommodityRealReturn Strategy Fund and PIMCO StocksPLUS Total Return Fund/20/

	(14)	Form of Supplement to Second Amended and Restated Administration Agreement Relating to the PIMCO Diversified Income Fund/22/

	(15)	Form of Second Amended and Restated Administration Agreement/23/

	(16)	Form of Second Amended and Restated Administration Agreement Relating to the PIMCO Foreign Bond Fund (Unhedged)/25/

	(17)	Form of Second Amended and Restated Administration Agreement Relating to the PIMCO Floating Income Fund/25/

	(18)	Form of Administration Agreement Relating to the PIMCO Developing Local Markets Fund, PIMCO Fundamental IndexPLUS Fund and PIMCO Fundamental IndexPLUS TR Fund/27/

	(19)	Form of Second Amended and Restated Administration Agreement Relating to the PIMCO Small Cap StocksPLUS Fund/28/

	(20)	Form of Second Amended and Restated Administration Agreement Relating to the PIMCO High Yield Municipal Bond Fund/29/

	(21)	Form of Second Amended and Restated Administration Agreement Relating to the PIMCO California Short Duration Municipal Income Fund, PIMCO Extended Duration Fund and PIMCO Long Duration Total Return Fund/30/

	(22)	Form of Second Amended and Restated Administration Agreement Relating to the PIMCO International StocksPLUS TR Strategy Fund (Unhedged)/32/

	(23)	Form of Second Amended and Restated Administration Agreement Relating to the PIMCO Emerging Local Bond Fund /33/

	(24)	Amended and Restated Supplement to Second Amended and Restated Administration Agreement Relating to the PIMCO Income Fund /34/

	(25)	Form of Shareholder Servicing Agreement/8/

	(26)	Form of Transfer Agency Agreement/7/

	(27)	Form of Transfer Agency Agreement with Shareholder Services, Inc./1/

	(28)	Amended and Restated Supplement to Second Amended and Restated Administration Agreement Relating to the PIMCO StocksPLUS® Long Duration Fund /36/

(i)	Not applicable

(j)	Not applicable

(k)	Not applicable

(l)	Not applicable

(m)	(1)	Form of Distribution and Servicing Plan for Class A Shares/4/

	(2)	Form of Distribution and Servicing Plan for Class B Shares/4/

	(3)	Form of Distribution and Servicing Plan for Class C Shares/4/

	(4)	Form of Amended and Restated Distribution Plan for Administrative Class Shares/7/

	(5)	Form of Amended and Restated Administrative Services Plan for Administrative Class Shares/7/

	(6)	Form of Distribution and Servicing Plan for Class J Shares/12/

	(7)	Form of Distribution and Servicing Plan for Class K Shares/12/

	(8)	Form of Distribution and Servicing Plan for Class C Shares of the Short Duration Municipal Income Fund/19/

	(9)	Form of Administrative Services Plan for Advisor Class Shares/21/

	(10)	Form of Distribution Plan for Advisor Class Shares/21/

	(11)	Form of Distribution and Services Plan for Class R Shares/21/

(n)		Fifth Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 /35/

(p)	(1)	Form of Code of Ethics for the Registrant/28/

	(2)	Form of Code of Ethics for PIMCO/28/

	(3)	Form of Code of Ethics for Allianz Global Investors Distributors LLC/31/

	(4)	Form of Code of Ethics for Research Affiliates, LLC/33/

*	Form of Power of Attorney/6/
**	Form of Power of Attorney/16/
***	Form of Power of Attorney/26/

/1/	Filed with Post Effective Amendment No. 33 to the Registration Statement of PIMCO Advisors Funds (File No. 2-87203) on November 30, 1995, and incorporated by reference herein.
/2/	Filed with Post-Effective Amendment No. 27 on January 16, 1996, and incorporated by reference herein.
/3/	Filed with Post-Effective Amendment No. 28 on April 1, 1996, and incorporated by reference herein.
/4/	Filed with Registration Statement on Form N-14 (File No. 333-12871) on September 27, 1996, and incorporated by reference herein.
/5/	Filed with Post Effective Amendment No. 33 on January 13, 1997, and incorporated by reference herein.
/6/	Filed with Post-Effective Amendment No. 36 on July 11, 1997, and incorporated by reference herein.
/7/	Filed with Post-Effective Amendment No. 37 on November 17, 1997, and incorporated by reference herein.
/8/	Filed with Post-Effective Amendment No. 40 on March 13, 1998, and incorporated by reference herein.
/9/	Filed with Post-Effective Amendment No. 42 on September 11, 1998, and incorporated by reference herein.
/10/	Filed with Post-Effective Amendment No. 43 on January 15, 1999, and incorporated by reference herein.
/11/	Filed with Post-Effective Amendment No. 44 on April 2, 1999, and incorporated by reference herein.
/12/	Filed with Post-Effective Amendment No. 45 on May 26, 1999, and incorporated by reference herein.
/13/	Filed with Post-Effective Amendment No. 46 on June 17, 1999, and incorporated by reference herein.

/14/	Filed with Amendment No. 55 to the Registration Statement under the Investment Company Act of 1940 on October 8, 1999, and incorporated by reference herein.
/15/	Filed with Amendment No. 61 to the Registration Statement under the Investment Company Act of 1940 on May 16, 2000, and incorporated by reference herein.
/16/	Filed with Post-Effective Amendment No. 54 on May 18, 2000, and incorporated by reference herein.
/17/	Filed with Post-Effective Amendment No. 57 on August 31, 2000, and incorporated by reference herein.
/18/	Filed with Post-Effective Amendment No. 60 on May 17, 2001, and incorporated by reference herein.
/19/	Filed with Post-Effective Amendment No. 65 on April 1, 2002, and incorporated by reference herein.
/20/	Filed with Post-Effective Amendment No. 68 on June 28, 2002, and incorporated by reference herein.
/21/	Filed with Post-Effective Amendment No. 74 on December 30, 2002, and incorporated by reference herein.
/22/	Filed with Post-Effective Amendment No. 78 on June 30, 2003, and incorporated by reference herein.
/23/	Filed with Post-Effective Amendment No. 85 on September 30, 2003, and incorporated by reference herein.
/24/	Filed with Post-Effective Amendment No. 86 on October 21, 2003, and incorporated by reference herein.

/25/	Filed with Post-Effective Amendment No. 97 on July 30, 2004, and incorporated by reference herein.
/26/	Filed with Post-Effective Amendment No. 99 on May 27, 2005, and incorporated by reference herein.
/27/	Filed with Post-Effective Amendment No. 100 on May 31, 2005, and incorporated by reference herein.
/28/	Filed with Post-Effective Amendment No. 106 on March 29, 2006, and incorporated by reference herein.
/29/	Filed with Post-Effective Amendment No. 111 on July 24, 2006, and incorporated by reference herein.
/30/	Filed with Post-Effective Amendment No. 114 on August 29, 2006, and incorporated by reference herein.
/31/	Filed with Post-Effective Amendment No. 117 on October 27, 2006, and incorporated by reference herein.
/32/	Filed with Post-Effective Amendment No. 118 on November 22, 2006, and incorporated by reference herein.
/33/	Filed with Post-Effective Amendment No. 119 on December 19, 2006, and incorporated by reference herein.
/34/	Filed with Post-Effective Amendment No. 123 on March 29, 2007, and incorporated by reference herein.
/35/	Filed with Post-Effective Amendment No. 126 on July 27, 2007, and incorporated by reference herein.
/36/	Filed with Post-Effective Amendment No. 127 on August 22, 2007, and incorporated by reference herein.
/37/	Filed with Post-Effective Amendment No. 128 on December 14, 2007, and incorporated by reference herein.
/38/	To be filed by amendment.

Item 24. Persons Controlled by or Under Common Control With Registrant

The Trust through the CommondityRealReturn Strategy Fund, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Fund I Ltd. ("Subsidiary"), a company organized under the laws of the Cayman Islands. The Subsidiary's financial statements will be included, on a consolidated basis, in the CommodityRealReturn Strategy Fund’s annual and semi-annual reports to shareholders.

Item 25. Indemnification

Reference is made to Article IV of the Registrant’s Declaration of Trust, which was filed with the Registrant’s initial Registration Statement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26. Business and Other Connections of Investment Adviser

The directors and officers of PIMCO and their business and other connections are as follows:

Name	Business and Other Connections
Afonso, Toni	Senior Vice President, PIMCO.
Afrasiabi, Mark S.	Vice President, PIMCO.
Agredano, Carlos	Vice President, PIMCO.
Ahto, Laura A.	Senior Vice President, PIMCO and PIMCO Europe Limited.
Althof, Michael	Vice President, PIMCO.
Amey, Mike	Executive Vice President, PIMCO and PIMCO Europe Limited.
Anctil, Stacie D.	Vice President, PIMCO; Assistant Treasurer, the Trust, PIMCO Variable Insurance Trust.
Anderson, Joshua M.	Senior Vice President, PIMCO.
Andrews, David S.	Executive Vice President, PIMCO.
Anochie, Kwame A.	Vice President, PIMCO.
Arnold, Tammie J.	Managing Director, PIMCO.
Asay, Michael R.	Executive Vice President, PIMCO.
Asay, Susan	Vice President, PIMCO.
Avancini, Joerg	Vice President, PIMCO.
Baburek, Daniel	Senior Vice President, PIMCO, formerly Director, Credit Suisse First Boston.
Baker, Brian P.	Executive Vice President, PIMCO.
Bal, Gita	Vice President, PIMCO.
Balls, Andrew Thomas	Senior Vice President, PIMCO, formerly Chief U.S. Economics Correspondent, The Financial Times, Washington.
Bansal, Sharad	Vice President, PIMCO.
Barnes, Donna E.	Vice President, PIMCO.
Baz, Jamil	Executive Vice President, PIMCO, formerly Managing Director, Goldman Sachs (London).
Beaumont, Stephen B.	Executive Vice President, PIMCO.
Benson, Sandra M.	Vice President, PIMCO.
Benz II,William R.	Managing Director, PIMCO.
Ben-Zvi, Kfir	Vice President, PIMCO, formerly Associate Director, UBS Investment Bank.
Berndt, Andreas	Senior Vice President, PIMCO.
Bhansali, Vineer	Executive Vice President, PIMCO.
Bishop, Gregory A.	Executive Vice President, PIMCO.
Blair, David James	Vice President, PIMCO, formerly Vice President, Nuveen Investments.
Blau, Volker	Executive Vice President, PIMCO.
Blomenkamp, Felix	Senior Vice President, PIMCO.
Blute, Ryan Patrick	Vice President, PIMCO.
Bodereau, Philippe	Senior Vice President, PIMCO.
Boehm, Timo	Vice President, PIMCO.
Borneleit, Adam	Senior Vice President, PIMCO.
Bosomworth, Andrew	Executive Vice President, PIMCO.
Boyd, C Robert	Vice President, PIMCO.
Bradshaw, Myles	Vice President, PIMCO, formerly Global Fund Manager, Thrreadneedle Asset Management.
Bridwell, Jennifer S	Senior Vice President, PIMCO, formerly Senior Account Executive, Fannie Mae.
Brittain, WH Bruce	Executive Vice President, PIMCO.
Broadwater, Kevin M.	Senior Vice President, PIMCO, formerly Counsel, Seward & Kissel.
Brown, Erik C.	Senior Vice President, PIMCO. Assistant Treasurer, the Trust, PCM Fund, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc.
Brune, Christopher P.	Vice President, PIMCO.
Brynjolfsson, John B	Managing Director, PIMCO.
Bui, Giang H.	Senior Vice President, PIMCO.
Burns, Michael A.	Senior Vice President, PIMCO and PIMCO Europe Limited.
Burns, Robert	Vice President, PIMCO, formerly Senior Director, Freddie Mac.
Burns, Robert Wesley	Consulting Managing Director, PIMCO. Trustee of the Trust and PIMCO Variable Insurance Trust. Director of PCM Fund, Inc. Chairman and Director, PIMCO Strategic Global Government Fund, Inc. Director of PS Business Parks, Inc.
Byer, Jeffrey A.	Vice President, PIMCO, formerly Vice President, JPMorgan Chase & Co.
Callin, Sabrina C.	Executive Vice President, PIMCO.
Carnachan, Robert Scott	Senior Vice President, PIMCO and PIMCO Asia PTE Limited.
Cavalieri, John R.	Vice President, PIMCO.
Chen, Wing-Harn	Vice President, PIMCO, formerly Director/Senior Analyst, ABN AMRO Inc.
Chin, Tracy	Vice President, PIMCO and PIMCO Asia PTE Limited.
Chipp, William	Vice President, PIMCO.
Chopra, Amit	Vice Presdient, PIMCO.
Clarida, Richard H	Executive Vice President, PIMCO, formerly Chief Economic Strategist, Clinton Group Investment Advisors.
Clark, Marcia K.	Senior Vice President, PIMCO.
Clark, Raymond Matthew	Vice President, PIMCO.
Clarke, James Robert	Vice President, PIMCO.
Conseil, Cyrille R.	Executive Vice President, PIMCO.
Cressy, Jonathan B.	Vice President, PIMCO.
Cummings, John B.	Executive Vice President, PIMCO.
Cupps, Wendy W.	Managing Director, PIMCO.
Dada, Suhail H.	Executive Vice President, PIMCO.
Dahlhoff, Juergen	Vice President, PIMCO.
Danielsen, Birgitte	Vice President, PIMCO.
Dawson, Craig A.	Executive Vice President, PIMCO.
De Bellis, Mary	Vice President, PIMCO.
De Leon, William	Executive Vice President, PIMCO, formerly Portfolio Manager, Ellington Management Group.
De Lorenzo, Nicola A.	Vice President, PIMCO.
Devlin, Edward	Senior Vice President, PIMCO.
Dialynas, Chris P.	Managing Director, PIMCO.
Dilek, Burcin	Vice President, PIMCO.
Dorff, David J.	Senior Vice President, PIMCO.
Dorrian, Peter G.	Senior Vice President, PIMCO, formerly Managing Director, Financial Consulting Svcs Pty, LTD.
Dugan, Travis J.	Vice President, PIMCO.
Durham, Jennifer E.	Senior Vice President, PIMCO and Chief Compliance Officer, the Trust, PCM Fund, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc.
Dutta, Manish	Vice President, PIMCO.
Edler, Vernon	Vice President, PIMCO.
Eedes, Linda	Vice President, PIMCO.
Ellis, Edward L.	Vice President, PIMCO.
Eltz, Antoinette	Vice President, PIMCO and PIMCO Europe Limited.
England, Jason S.	Vice President, PIMCO.
Estep, Bret W.	Vice President, PIMCO.
Evans, Stefanie D.	Vice President, PIMCO.
Fairchild, Anne Mary	Senior Vice President, PIMCO.
Feeny, Martin E.	Vice President, PIMCO.
Fejdasz, Melissa A.	Vice President, PIMCO.
Fields, Robert A.	Senior Vice President, PIMCO.
Finkenzeller, Thomas	Vice President, PIMCO.
Fisher, Marcellus M.	Senior Vice President, PIMCO.
Flattum, David C.	Executive Vice President, General Counsel, PIMCO. Chief Legal Officer, the Trust, PCM Fund, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc., formerly Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.
Foong, Hock Meng	Executive Vice President, PIMCO, formerly Managing Director, Bank Pictet & CHE (Asia) Ltd.
Forsyth, Andrew C.	Vice President, PIMCO, formerly Regional Director, Russell Investment Group.
Fournier, Joseph A.	Senior Vice President, PIMCO.
Fowler, Ellen	Vice President, PIMCO.
Foxall, Julian	Senior Vice President, PIMCO.
Frisch, Ursula T.	Senior Vice President, PIMCO.
Fulford III, Richard F.	Executive Vice President, PIMCO.
Furusho, Hiroaki	Vice President, PIMCO.
Gandolfi, Alessandro	Senior Vice President, PIMCO, formerly Director, Sanpaolo IMI Group.
Garbuzov, Yuri P.	Senior Vice President, PIMCO.
Garden, Kaylee	Vice President, PIMCO.
Gibson, Thomas C.	Vice President, PIMCO.
Gingrich, Robert M.	Vice President, PIMCO.
Gleason, G. Steven	Executive Vice President, PIMCO.
Gomez, Michael A.	Executive Vice President, PIMCO.
Gore, Gregory T.	Senior Vice President, PIMCO.
Gould, Linda J	Vice President, PIMCO.
Grabar, Gregory S.	Senior Vice President, PIMCO.
Graves, Zoya S.	Vice President, PIMCO.
Greer, Robert J.	Executive Vice President, PIMCO.
Griffiths, Stuart Paul	Vice President, PIMCO, formerly Head of Compliance, American Express Bank.
Gross, William H.	Managing Director, Chief Investment Officer and Executive Committee Member, PIMCO. Director and Vice President, STocksPLUS Management, Inc. Senior Vice President of the Trust and PIMCO Variable Insurance Trust.
Gruben, Kristin L.	Vice President, PIMCO.
Grzesik, Marco	Vice President, PIMCO.
Gu, Haidi	Vice President, PIMCO, formerly Assistant Vice President/Quantitative Analyst, Highland Financial Holdings Group, LLC.
Gupta, Sachin	Vice President, PIMCO.
Gupta, Shailesh	Senior Vice President, PIMCO.
Haaf, Tim	Vice President, PIMCO.
Haeckl, Tanja	Vice President, PIMCO.
Hagmeier, William Robert	Vice President, PIMCO, formerly Vice President, Advantus Capital Management.
Hally, Gordon C.	Executive Vice President, PIMCO.
Hamalainen, Pasi M.	Managing Director and Executive Committee Member, PIMCO. Senior Vice President, PIMCO Strategic Global Government Fund, Inc.
Hardaway, John P.	Executive Vice President, PIMCO. Vice President, StocksPLUS Management, Inc. Treasurer, the Trust, PCM Fund, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc.
Harris, Brent Richard	Managing Director and Executive Committee Member, PIMCO. Director and Vice President, StocksPLUS Management, Inc. Trustee and Chairman of the Trust and PIMCO Variable Insurance Trust. Director and Chairman, PCM Fund, Inc. Director, PIMCO Luxembourg S.A. and PIMCO Luxembourg II.
Harumi, Kazunori	Senior Vice President, PIMCO.
Hastings, Arthur J.	Vice President, PIMCO.
Hayes, Ray C.	Senior Vice President, PIMCO.
Heimann, Ilan	Senior Vice President, PIMCO.
Helsing, Jeffrey	Vice President, PIMCO.
Herlan, Hans Joerg	Vice President, PIMCO.
Hodge, Douglas M.	Managing Director, PIMCO.
Holden, Brent L.	Managing Director, PIMCO.
Holloway Jr., Dwight F.	Executive Vice President, PIMCO.
Hudoff, Mark T.	Executive Vice President, PIMCO.
Hughes, Mark Alan	Vice President, PIMCO, formerly Financial Analyst, W.R. Huff Asset Mgmt.
Huxhorn, Michael	Vice President, PIMCO.
Ing, Terrence	Vice President, PIMCO, formerly Senior Research Analyst, Wells Fargo Securities Investment Group.
Isberg, Margaret E.	Managing Director, PIMCO.
Ishida, Koji	Vice President, PIMCO.
Ivascyn, Daniel J.	Managing Director, PIMCO. Senior Vice President, PCM Fund, Inc. and PIMCO Strategic Global Government Fund, Inc.
Jacobs IV, Lew W.	Managing Director, PIMCO.
Jann, Juergen	Senior Vice President, PIMCO.
Johnson, Nicholas, J.	Vice President, PIMCO.
Johnson, Eric D	Vice President, PIMCO, formerly Director of Mutual Funds, Wasatch Advisors.
Johnson, Kelly	Vice President, PIMCO.
Jones, Steven L.	Vice President, PIMCO.
Karpov, Natalie	Vice President, PIMCO.
Katz, Ulrich	Senior Vice President, PIMCO.
Kavafyan, Constance	Vice President, PIMCO, formerly Executive Director, Morgan Stanley.
Keck, Andreas	Senior Vice President, PIMCO.
Kelleher III, Thomas J.	Vice President, PIMCO.
Keller, Erik	Vice President, PIMCO, formerly Sr. Investment Specialist, Robeco Asset Mgmt.
Keller, James M.	Managing Director, PIMCO.
Kellerhals, Philipp	Vice President, PIMCO.
Kelly, Benjamin Marcus	Vice President, PIMCO.
Kersman, Alec	Vice President, PIMCO.
Kezelman, Jason M	Vice President, PIMCO.
Kiesel, Mark R.	Executive Vice President, PIMCO.
King Jr., John Stephen	Senior Vice President, PIMCO. Vice President, StocksPLUS Management Inc. Vice Presdient and Senior Counsel, the Trust, PCM Fund, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc.
King, Stephanie Lorraine	Senior Vice President, PIMCO.
Kirkbaumer, Steven P.	Senior Vice President, PIMCO.
Kishimoto, Yayoi	Vice President, PIMCO.
Komatsu, Mitsuaki	Vice President, PIMCO, formerly Compliance Officer, Frank Russell Japan Co, Ltd.
Korinke, Kimberley Grace	Vice President, PIMCO.
Korinke, Ryan P.	Vice President, PIMCO.
Komatsu, Mitsuaki	Senior Vice President, PIMCO.
Kressin, Thomas	Senior Vice President, PIMCO.
Kuhner, Kevin D.	Vice President, PIMCO.
Lackey, Warren M.	Senior Vice President, PIMCO.
Larsen, Henrik P.	Senior Vice President, PIMCO. Vice President, the Trust, PCM Fund, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc.
LeBrun Jr., Richard R.	Vice President, PIMCO, formerly Associate, Ropes & Gray, LLP.
Lee, Alvin Lip Sin	Vice President, PIMCO.
Lee, Robert Ru-Bor	Vice President, PIMCO.
Lehavi, Yanay	Senior Vice President, PIMCO.
Li, Li	Vice President, PIMCO.
Lian, Chia Liang	Vice President, PIMCO, formerly Vice President, JP Morgan Chase Bank.
Linder, Astrid	Vice President, PIMCO.
Linder, Dominque	Vice President, PIMCO.
Loftus, John S.	Consulting MD, PIMCO.
Loh, John J.	Vice President, PIMCO.
Lopez, Rafael A.	Vice President, PIMCO, formerly Vice President, State Street.
Louanges, Matthieu	Executive Vice President, PIMCO.
Lowe, Erika Hayflick	Vice President, PIMCO, formerly Vice President, JP Morgan.
Lown, David C.	Executive Vice President, PIMCO.
Ludwig, Steven	Senior Vice President, PIMCO, formerly Director, Pershing LLC.
Mak, Richard	Vice President, PIMCO.
Manseau, Chantal Marie-Helene	Vice President, PIMCO.
Mariappa, Sudesh N.	Managing Director, PIMCO.
Martel, Rene	Vice President, PIMCO.
Martin, Scott W.	Senior Vice President, PIMCO.
Martini, Nadege	Vice President, PIMCO.
Masanao, Tomoya	Executive Vice President, PIMCO.
Mather, Scott A.	Managing Director, PIMCO.
Mayershofer, Veronika	Vice President, PIMCO.
McCann, Patrick Murphy	Vice President, PIMCO.
McCray, Mark V.	Managing Director, PIMCO.
McCulley, Paul A.	Managing Director, PIMCO.
McDevitt, Joseph V.	Managing Director, PIMCO. Director and Chief Executive Officer, PIMCO Europe Limited. Director, PIMCO Funds: Global Investors Series plc and PIMCO Global Advisors (Ireland) Limited.
Mead, Robert	Executive Vice President, PIMCO.
Meehan Jr., James P.	Senior Vice President, PIMCO.
Meggers, Julie Ann	Vice President, PIMCO.
Merz, Frederic	Vice President, PIMCO.
Metsch, Mark E.	Vice President, PIMCO.
Mewbourne, Curtis A.	Executive Vice President, PIMCO.
Mierau, Kristion T.	Vice President, PIMCO.
Miller Jr., Kendall P.	Senior Vice President, PIMCO.
Miller, John M.	Executive Vice President, PIMCO.
Millimet, Scott A.	Senior Vice President, PIMCO.
Milo, Davida J.	Senior Vice President, PIMCO.
Minaki, Haruki	Senior Vice President, PIMCO, formerly Vice President, JP Morgan Partners.
Mitchell, Gail	Senior Vice President, PIMCO.
Mogelof, Eric J.	Senior Vice President, PIMCO.
Molloy, Carol	Vice President, PIMCO, formerly Consultant, Fidelity International.
Monson, Kristen S.	Executive Vice President, PIMCO.
Montgomery, John C.	Vice President, PIMCO.
Moore, James F.	Executive Vice President, PIMCO.
Morena, Robert	Senior Vice President, PIMCO, formerly Managing Director, JPMorgan Asset Management.
Muehlethaler, Jeffrey Charles	Vice President, PIMCO, formerly Vice President, Deutsche Bank.
Mukherji, Raja	Senior Vice President, PIMCO, formerly Senior Research Analyst, Chatham Asset Management.
Mulcahy, Matthew J.	Vice President, PIMCO.
Murano, Yuko	Vice President, PIMCO.
Murata, Alfred T.	Senior Vice President, PIMCO.
Muzzy, James Frederic	Managing Director, PIMCO. Chairman and Director, PIMCO Funds: Global Investors Series plc and PIMCO Global Advisors (Ireland) Limited. Director and Vice President, STocksPLUS Management, Inc.
Nabors, Robin	Vice President, PIMCO.
Nambimadom, Ramakrishnan S.	Senior Vice President, PIMCO.
Nest, Matthew J.	Vice President, PIMCO.
Ng, Albert K.	Vice President, PIMCO.
Nguyen, Tommy D.	Vice President, PIMCO.
Nicholls, Steven B.	Senior Vice President, PIMCO.
Nieves, Roger O.	Senior Vice President, PIMCO.
Nojima, Sachiko	Vice President, PIMCO.
Norris, John F.	Vice President, PIMCO.
O'Connell, Gillian	Senior Vice President, PIMCO.
Okamura, Shigeki	Senior Vice President, PIMCO.
Okuma, Sachiko	Vice President, PIMCO.
Okun, Ric	Senior Vice President, PIMCO.
Olazabal, Joshua A.	Vice President, PIMCO, formerly Consultant, McKinsey & Co.
Ong, Arthur Y.D.	Senior Vice President, PIMCO.
Ongaro, Douglas J.	Executive Vice President, PIMCO.
Osborne, Simon Timothy	Vice President, PIMCO.
Osses, Guillermo Ariel	Senior Vice President, PIMCO, formerly Director, Barclays Capital.
Otterbein, Thomas J.	Managing Director, PIMCO.
Ozeki, Koyo	Executive Vice President, PIMCO, formerly Senior Advisor, Nomura Securities.
Pagani, Lorenzo P.	Vice President, PIMCO.
Parikh, Saumil H.	Senior Vice President, PIMCO.
Paulson, Bradley W.	Executive Vice President, PIMCO.
Perez, Keith	Senior Vice President, PIMCO.
Philipp, Elizabeth M.	Executive Vice President, PIMCO.
Phillipson, Daniel	Vice President, PIMCO.
Pimentel, Rudolph	Vice President, PIMCO.
Pittman, David J.	Senior Vice President, PIMCO.
Podlich, William F.	Consulting MD, PIMCO.
Porterfield, Mark J.	Executive Vice President, PIMCO.
Potthof, Axel	Senior Vice President, PIMCO.
Powers, William C.	Managing Director, PIMCO.
Putyatin, Vladyslav	Senior Vice President, PIMCO, formerly Director, Deutsche Bank AG.
Qu, Wendong	Senior Vice President, PIMCO.
Rahari, Pierre-Yves	Vice President, PIMCO, formerly Senior Associate, Morgan Stanley Investment Management (Luxembourg).
Ramos, Ana Sofia	Vice President, PIMCO.
Ratner, Joshua D.	Vice President, PIMCO. Assistant Secretary, the Trust, PCM Fund, Inc., PIMCO Variable Insurance Trust and PIMCO StrategicGlobal Government Fund, Inc., formerly Associate, Skadden, Arps, Slate,Meagher & Flom LLP.
Ravano, Emanuele	Managing Director, PIMCO.
Reimer, Danelle J.	Vice President, PIMCO.
Reimer, Ronald M.	Senior Vice President, PIMCO.
Reisz, Paul W.	Senior Vice President, PIMCO.
Repoulis, Yiannis	Senior Vice President, PIMCO.
Rice, Thomas Edmund	Senior Vice President, PIMCO.
Richards, Suzanne	Vice President, PIMCO.
Rodosky, Stephen A.	Executive Vice President, PIMCO.
Rogers, William A.	Vice President, PIMCO.
Rollins, Melody	Senior Vice President, PIMCO.
Romano, Mark A.	Senior Vice President, PIMCO.
Roney, Scott L.	Executive Vice President, PIMCO.
Ronnie, Stephen	Vice President, PIMCO.
Rosen, Bret Jonathan George	Vice President, PIMCO, formerly Vice President, Trust Company of the West.
Rowe, Cathy T.	Vice President, PIMCO.
Rudolph, Lynn	Vice President, PIMCO, formerly Head of Human Resources, ING.
Ruthen, Seth R.	Executive Vice President, PIMCO.
Sargent, Jeffrey M.	Executive Vice President, PIMCO.
Schaus, Stacy Leigh	Senior Vice President, PIMCO, formerly Principal, Hewitt Associates.
Scherzinger, Marion	Vice President, PIMCO.
Schmider, Ernest L.	Managing Director, PIMCO. President, the Trust, PCM Fund, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Director and Assistant Secretary, StocksPLUS Management, Inc.
Schnatterer, Monika	Vice President, PIMCO.
Schucking, Ivor E.	Executive Vice President, PIMCO.
Schuetz, Patricia Ann	Vice President, PIMCO, formerly Director, Credit Suisse Asset Management.
Schulist, Stephen O.	Senior Vice President, PIMCO.
Schultes, Adrian O.	Vice President, PIMCO, formerly Regional Director, Ibbotson Associates.
Schwab, Gerlinde	Vice President, PIMCO.
Schwetz, Myckola	Vice President, PIMCO.
Scibisz, Iwona E.	Vice President, PIMCO.
Scorah, Ian	Vice President, PIMCO, formerly Senior Investment Lawyer, Morley Fund Management Limited.
Sejima, Toru	Vice President, PIMCO.
Seksaria, Rahul M.	Vice President, PIMCO.
Seliga, Denise C.	Executive Vice President, PIMCO.
Senne, Verena	Vice President, PIMCO.
Shaler, Timothy L.	Senior Vice President, PIMCO.
Shaw, Matthew D.	Vice President, PIMCO.
Sheehy, Erica H.	Vice President, PIMCO.
Shepherd, Julie M.	Vice President, PIMCO.
Shiroyama, Taro	Vice President, PIMCO.
Short, Jonathan D.	Executive Vice President, PIMCO, formerly Senior Vice President, Putnam Investments.
Simon, W Scott	Managing Director, PIMCO.
Skobtsov, Ivan	Senior Vice President, PIMCO.
Somersan-Coqui, Aylin	Vice President, PIMCO.
Sonner, Michael	Senior Vice President, PIMCO.
Soto, Alyssa Michele	Vice President, PIMCO.
Spajic, Luke	Senior Vice President, PIMCO, formerly Proprietary Trader, Goldman Sachs.
Spalding, Scott M.	Senior Vice President, PIMCO.
Spandri, Tobias	Vice President, PIMCO.
Spicijaric, Jennifer N.	Vice President, PIMCO.
Springer, Jeffrey	Senior Vice President, PIMCO.
Staub, Christian Martin	Vice President, PIMCO, formerly Managing Director, AGI (Schweiz) AG.
Stauffer, Christina	Vice President, PIMCO.
Strauch, Joel Edward	Senior Vice President, PIMCO.
Stravato, Richard	Vice President, PIMCO.
Strelow, Peter G	Senior Vice President, PIMCO.
Struc, Alexandru	Vice President, PIMCO.
Sun, Hao	Vice President, PIMCO, formerly Director, ING Bank, Hong Kong.
Suo, Tina	Vice President, PIMCo, formerly Portfolio Manager/Strategist, An Equity Market Neutral Hedge Fund.
Suskind, Donald W.	Vice President, PIMCO.
Suter, Joachim	Vice President, PIMCO, formerly Client Relationship Manager, UBS Asset Mgmt.
Takano, Makoto	Managing Director, PIMCO.
Takechi, Yoichi	Vice President, PIMCO, formerly Manager, Mizuho Securities.
Takeuchi, Ichiro	Vice President, PIMCO.
Tarman, Daniel	Executive Vice President, PIMCO.
Telish, Christine M.	Vice President, PIMCO.
Tersin, Dominique	Vice President, PIMCO.
Theodore, Kyle J.	Senior Vice President, PIMCO.
Thompson, Michael Frazier	Vice President, PIMCO, formerly Client Service Executive, WAMCO.
Thompson, William S.	Chief Executive Office, Managing Director and Executive Committee Member, PIMCO. Director and President, StocksPLUS Management, Inc. Senior Vice President, the Trust, PCM Fund, Inc. and PIMCO Variable Insurance Trust.
Thurston, Powell C.	Senior Vice President, PIMCO.
Toloui-Tehrani, Ramin	Senior Vice President, PIMCO, formerly Director, Office of the Western Hemishpere, U.S. Department of Treasury.
Tomlinson, Brian	Vice President, PIMCO.
Traber, Eva-Maria	Vice President, PIMCO.
Trevithick, Natalie	Vice President, PIMCO, formerly Credit Trader, Barclays Capita.l
Trovato, Michael J.	Vice President, PIMCO.
Tsubota, Shiro	Senior Vice President, PIMCO, formerly Head of Asset Mgmt Advisory, Deutsche Securities Ltd, Tokyo.
Tyson, Richard E.	Executive Vice President, PIMCO.
Vallarta-Jordal, Maria-Theresa F.	Senior Vice President, PIMCO.
Van De Zilver, Peter A.	Vice President, PIMCO.
van Heel, Marc	Executive Vice President, PIMCO.
van Zoelen, Henk Jan	Vice President, PIMCO, formerly Investment Consultant, Watson Wyatt.
Velasco, Christine Ann	Vice President, PIMCO.
Velicer, Erik A.	Vice President, PIMCO.
Viana, David	Senior Vice President, PIMCO.
von der Linden, Greg	Vice President, PIMCO, formerly Senior Vice President, Bank of America.
Wada, Hiromi	Senior Vice President, PIMCO, formerly Vice President, Cititrust & Banking Corporation.
Waldron, Steve	Vice President, PIMCO, formerly Sr. Client Relationship Manager, Morgan Stanley.
Walenbergh, Mark	Vice President, PIMCO.
Walker, Trent W.	Vice President, PIMCO, formerly Senior Manager, Pricewaterhouse Coopers.
Walther, Kasten	Vice President, PIMCO.
Ward, Jim	Executive Vice President, PIMCO.
Watchorn, Michael	Senior Vice President, PIMCO, formerly Managing Director, Oaktree Capital Management/Trust Company of the West.
Webster, Duncan	Senior Vice President, PIMCO, formerly Head of Portfolio Strategies and Capital Markets, Group Investments, Allianz SE, Munich Germany.
Weil, Richard M.	Managing Director, PIMCO.
Weinberger, Michele Deborah	Vice President, PIMCO, formerly Vice President, Goldman Sachs Asset Mgmt.
White, Timothy C.	Senior Vice President, PIMCO.
Whiting, Lori Lynn	Senior Vice President, PIMCO.
Whitton, Bransby M.	Vice President, PIMCO.
Wild, Christian	Senior Vice President, PIMCO.
Wildforster, Kai	Vice President, PIMCO.
Willemsen, Michael J.	Vice President, PIMCO.
Williams III, Charles A	Vice President, PIMCO.
Williams, Jason A.	Vice President, PIMCO.
Wilner, Mitchell W.	Senior Vice President, PIMCO, formerly Director/Senior Trader, Mason Street Advisors, LLC.
Wilson, John F.	Executive Vice President, PIMCO.
Wilson, Susan L.	Executive Vice President, PIMCO.
Winters, Kevin M.	Vice President, PIMCO.
Witt, Frank	Senior Vice President, PIMCO.
Wittkop, Andrew T.	Vice President, PIMCO.
Wolf, Greggory S.	Vice President, PIMCO.
Wong, Tammy Nguyen	Vice President, PIMCO.
Wood, George H.	Executive Vice President, PIMCO.
Worah, Mihir P.	Executive Vice President, PIMCO.
Xu, Jianghua (John)	Vice President, PIMCO.
Yamamoto, Shinichi	Senior Vice President, PIMCO.
Yang, Jing	Vice President, PIMCO, formerly Structurer, Morgan Stanley.
Yasnov, Vadim I.	Vice President, PIMCO.
Young, David	Executive Vice President, PIMCO.
Yu, Anna W.	Vice President, PIMCO.
Yu, Cheng-Yuan	Executive Vice President, PIMCO.
Yu, Walter	Vice President, PIMCO.
Zerner, Mary	Vice President, PIMCO, formerly Senior Vice President, Lazard Asset Management Limited - London.
Zhang, Ji Sheng	Vice President, PIMCO.
Zheng, Yingying	Vice President, PIMCO.
Zhu, Changhong	Managing Director, PIMCO.

The address of PIMCO is 840 Newport Center Drive, Newport Beach, CA 92660.

The address of Allianz Global Investors of America L.P. is 680 Newport Center Drive, Newport Beach, CA 92660.

The address of Allianz Global Investors Distributors LLC is 1345 Avenue of the Americas, New York, New York, 10105.

The address of PS Business Parks, Inc. is 701 Western Avenue, Glendale, CA 91201.

The directors and officers of Research Affiliates LLC ("Research Affiliates") and their business and other connections are as follows:

Name	Business and Other Connections
Arnott, Robert D.	Principal, Chairman and Chief Investment Officer, Research Affiliates. Formerly Editor, Financial Analysts Journal.

Brennan, Stephen	Vice President, Research Affiliates.

Gratz, Doug	Vice President, Research Affiliates.

Hennessy, David	Director, Marketing and Client Services, Research Affiliates.

Hsu, Jason C.	Principal, Director of Research and Investment Management, Research Affiliates

Lee, Eric	Vice President, Research Affiliates.

Li, Feifei	Vice President, Research Affiliates.

Nesbit, Janine A.	Principal, Director of Administration, Chief Legal and Compliance Officer, Research Affiliates

Sherrerd, Katy	Principal, Strategic Planning and Affiliate Relations

West, John	Vice President, Research Affiliates.

Wildermuth, Jack	Vice President, Research Affiliates.

Zhu, Julia	Vice President, Research Affiliates.

The address of Research Affiliates is 155 N. Lake Ave., Suite 900, Pasadena, CA 91101.

Item 27.	Principal Underwriters

(a)	Allianz Global Investors Distributors LLC (the "Distributor") serves as Distributor of Shares of the Trust. The Distributor also acts as the principal underwriter for the Allianz Funds. The Distributor is an indirect subsidiary of Allianz Global Investors of America L.P.

(b)

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices with Registrant
Aarts, Erik M.	Managing Director	None

Allen, Michael T.	Vice President	None

Andresen, Kiley	Senior Vice President, National Accounts Manager	None

Biggers, Clark H.	Vice President

Bishopp, Malcolm F.	Managing Director	None

Brannan, Mike	Senior Vice President	None

Brennan, Deborah P.	Vice President, Compliance Officer	None

Brenes, Jennifer Ann	Vice President	None

Brown, Matt	Senior Vice President	None

Bruce, Fred	Senior Vice President	None

Burke, Martin	Senior Vice President, Divisional Sales Manager	None

Colombo, Cindy	Vice President, Retirement Plans	None

Cotton, Lesley	Vice President, Senior Copywriter	None

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices with Registrant
Daly, Daniel	Vice President, On-Line Marketing	None

Davidson, Kellie E.	Assistant Secretary	None

DeNicolo, Paul	Vice President	None

Farrel, James C.	Vice President

Fessel, Jonathan P.	Senior Vice President	None

Gallagher, Michael J.	Vice President	None

Gengo, Joseph	Senior Vice President	None

Gibbons, Michaela A.	Senior Vice President

Gray, Ronald H.	Senior Vice President	None

Hally, Dan	Vice President	None

Ham, JoAnn	Senior Vice President	None

Hammond, Ned	Senior Vice President	None

Harrington, John	Vice President	None

Harry, Seon L.	Vice President	None

Hayes, Derek B.	Senior Vice President	None

Healey, William V.	Executive Vice President, Chief Legal Officer, Secretary	None

Higgins, Timothy J.	Senior Vice President	None

Hoffmann, Christoph	Senior Vice President, Chief Operating Officer, Global Retail Division	None

Hooper, Kristina	Senior Vice President, Equity Product Manager	None

Horan, Christopher	Vice President	None

Howell, Steve	Vice President	None

Hussey, John B.	Senior Vice President	None

Jacobs, Brian	Managing Director, Co-Head of Sales	None

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices with Registrant
Kanode, Dustin	Vice President	None

Kirk, Richard	Senior Vice President, Associate General Counsel	None

Laing, Andrew G.	Senior Vice President	None

Laut, Stephen	Senior Vice President	None

Lynch, William E.	Senior Vice President, Divisional Sales Manager	None

Maloney, Andy	Vice President	None

Maher, Sean P.	Vice President

Maney, John C.	Chief Financial Officer	None

Martin, Colleen	Senior Vice President and Controller	None

McAdams, Ann	Senior Vice President	None

McMenamin, Joseph T.	Senior Vice President	None

Meyer, Wayne	Senior Vice President	None

Meyers, Andrew J.	Managing Director, Chief Operating Officer	None

Milburn, R. Lee	Senior Vice President	None

Minnix, Joseph P.	Vice President

Moore, E. Blake, Jr.	Managing Director and Chief Executive Officer	None

Moyer, Fiora N.	Senior Vice President	None

Murphy, George	Vice President	None

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices with Registrant
Neugebauer, Phil J.	Managing Director	None

Nguyen, Vinh T.	Senior Vice President, Treasurer	None

Orr, Kelly	Senior Vice President	None

Patrick, James K. IV	Managing Director, Co-Head of Sales	None

Pearlman, Joffrey H.	Senior Vice President	None

Pisapia, Glynne	Senior Vice President	None

Potesta, Tiffani A.	Vice President	None

Quigley, Jennifer	Vice President	None

Rose, Scott	Senior Vice President	None

Rosoff, Jay S.	Senior Vice President, Divisional Sales Manager	None

Rotondi, John	Vice President, Chief Compliance Officer	None

Rudman, Stephen M.	Senior Vice President, Head of Internal Sales	None

Shanley, Kevin M.	Vice President	None

Smith, Cathy	Senior Vice President, Communications Director	None

Smith Jr., Eugene M.	Senior Vice President, Design Director	None

Smith, Marty	Senior Vice President	None

Stahl, Cathleen Meere	Vice President	None

Stergiou, John J.	Vice President

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Registrant
Thomas, Mark G.	Senior Vice President, National Accounts Manager, Managed Accounts	None

Thompson, Kathleen C.	Vice President, National Accounts Manager	None
Tiedemann Jr., Barrie L.	Senior Vice President	None

Toner, William T.	Senior Vice President	None

Triolo, Richard	Senior Vice President, Divisional Sales Manager	None

Troyer, Paul H.	Senior Vice President	None

Whitehouse, Scott	Senior Vice President	None

Willbrand, James Kevin	Vice President	None

Willett, Nick	Senior Vice President, Divisional Sales Manager	None

Wingate, Justin R.	Vice President	None

Zimmerman, Glen A.	Vice President, Sr. Marketing Manager	None

*	The business address of all officers of the Distributor is 1345 Avenue of the Americas, 4th Floor, New York, NY 10105, or 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660.

Item 28. Location of Accounts and Records

The account books and other documents required to be maintained by Registrant pursuant to Section 22(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, California 92660, State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, Missouri 64105, Boston Financial Data Services - Midwest, 330 W. 9th Street, Kansas City, Missouri 64105 and PFPC Inc., P.O. Box 9688, Providence, Rhode Island 02940-9688.

Item 29. Management Services

Not applicable

Item 30. Undertakings

Not applicable

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington in the District of Columbia on the 31st day of December, 2007.

PIMCO FUNDS
(Registrant)

By:
Ernest L. Schmider*
President

*By:	/s/ ROBERT W. HELM
Robert W. Helm
as attorney-in-fact

*	Pursuant to power of attorney filed with Post-Effective Amendment No. 99 to Registration Statement No. 33-12113 on May 27, 2005.